UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2007

X-Change Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	002-41703	900156146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

710 Century Parkway, Allen, Texas		75013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-747-0051 x113

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 28, 2007, the Board of Directors (the "Board") approved by unanimous consent the Amended and Restated Bylaws of The X-Change Corporation ("X-Change"). The general purpose for amending and restating the Bylaws was to (i) clarify the rights of stockholders and the obligations of the Board and officers of X-Change, (ii) make the Bylaws consistent with the provisions of the Nevada Revised Statutes ("NRS") and (iii) specifically opt out of NRS Sections 78.378 to 78.3793, dealing with restrictions on the acquisition of controlling interests in a Nevada corporation as well as the voting rights of acquiring stockholders of a Nevada corporation.

Section 2.9 was added to the Bylaws to specifically opt-out of NRS Sections 78.378 to 78.3793 as provided for in Section 78.378 of the NRS.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report or incorporated herein as indicated:

Exhibit No. Document
3.01(i) Articles of Incorporation
3.01(ii) Amended and Restated Bylaws of The X-Change Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-Change Corporation

January 23, 2008	By:	/s/ George DeCourcy

Name: George DeCourcy
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.01 (i)	Articles of Incorporation
3.01 (ii)	Amended and Restated Bylaws of The X-Change Corporation